SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19:-	SUBSEQUENT EVENTS

a.	In February 2026, the Company resolved to sell or cease the operations of SkyHawk Ltd.

b.
On January 14, 2026, the Company completed the acquisition of Pynt Security Inc., a technology company specializing in API testing solutions designed to identify security vulnerabilities prior to the deployment of APIs into production environments. The transaction has been accounted for as a business combination in accordance with ASC 805, Business Combinations.

The purchase consideration for this acquisition was immaterial to the Company and, as such, the transaction is not expected to have a significant impact on the Company’s consolidated balance sheet or results of operations. The Company is in the process of determining the fair value of the identifiable assets acquired and liabilities assumed; the allocation of the purchase consideration will be finalized within the measurement period.